Vanguard Morgan™ Growth Fund

Supplement Dated February 21, 2019, to the Prospectus and Summary Prospectus Dated January 25, 2019

Prospectus and Summary Prospectus Text Changes

The “Average Annual Total Returns” table for Vanguard Morgan Growth Fund is replaced with the following:

Average Annual Total Returns for Periods Ended December 31, 2018

	1 Year	5 Years	10 Years
Vanguard Morgan Growth Fund Investor Shares
Return Before Taxes	–1.65%	9.33%	14.32%
Return After Taxes on Distributions	–3.96	7.12	12.99
Return After Taxes on Distributions and Sale of Fund Shares	0.64	7.07	11.90
Vanguard Morgan Growth Fund Admiral Shares
Return Before Taxes	–1.55%	9.45%	14.47%
Russell 3000 Growth Index
(reflects no deduction for fees, expenses, or taxes)	–2.12%	9.99%	15.15%

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Vanguard Marketing Corporation, Distributor.

PS 026A 022019